                                                                    EXHIBIT 10.2


                                  SKYWEST, INC.

                         2001 ALLSHARE STOCK OPTION PLAN

                                TABLE OF CONTENTS

1.      ESTABLISHMENT AND PURPOSE.............................................................1

2.      DEFINITIONS ..........................................................................1

3.      STOCK SUBJECT TO THE PLAN.............................................................4
        (a)    Aggregate Limitation on Shares Available for Issuance..........................4
        (b)    Aggregate Annual Limitation on Awards..........................................4
        (c)    Individual Annual Limitation...................................................4
        (d)    Adjustment for Change in Capitalization........................................4
        (e)    Re-Use of Shares...............................................................5

4.      ADMINISTRATION OF THE PLAN............................................................5

5.      ELIGIBILITY ..........................................................................6

6.      AWARDS UNDER THE PLAN; AWARD AGREEMENT................................................6

7.      OPTIONS ..............................................................................6
        (a)    Identification of Options......................................................6
        (b)    Exercise Price.................................................................6
        (c)    Term and Exercise of Options...................................................6
        (d)    Limitations on Incentive Stock Options.........................................7
        (e)    Effect of Termination of Employment............................................7
        (f)    Acceleration of Exercise Date Upon Change in Control...........................8
        (g)    Restrictions on Transferability................................................8

8.      RIGHTS AS A STOCKHOLDER AND DIVIDEND EQUIVALENTS......................................8
        (a)    General........................................................................8
        (b)    Dividend Equivalents...........................................................8

9.      DEFERRAL OF AWARDS....................................................................9

10.     NO SPECIAL EMPLOYMENT OR DIRECTORSHIP RIGHTS; NO RIGHT TO AWARDS......................9

11.     SECURITIES LAW AND LISTING MATTERS....................................................9

12.     WITHHOLDING TAXES.....................................................................9

13.     NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE..............................9

14.     NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b)
        OF THE CODE ..........................................................................10

15.     AMENDMENT OR TERMINATION OF THE PLAN..................................................10

16      TRANSFERS UPON DEATH; NONASSIGNABILITY................................................10

17      EXPENSES AND RECEIPTS.................................................................10


18.     FAILURE TO COMPLY.....................................................................11

19.     RELATION TO BENEFIT PLANS.............................................................11

20.     APPLICABLE LAW........................................................................11
21.     PARTICIPANT RIGHTS....................................................................11

22.     UNFUNDED STATUS OF AWARDS.............................................................11

23.     NO FRACTIONAL SHARES..................................................................11

24.     BENEFICIARY...........................................................................11

25.     INTERPRETATION........................................................................12


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




                                  SKYWEST, INC.

                         2001 ALLSHARE STOCK OPTION PLAN


1.    ESTABLISHMENT AND PURPOSE

      Skywest, Inc. hereby adopts the Skywest, Inc. 2001 Allshare Stock Option Plan (the "Plan"). The Plan is intended to promote the interests of the Company and the shareholders of the Company by providing employees of the Company and its subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and/or to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of the shareholders of the Company.

      The Board of Directors of the Company adopted the Plan on May 9, 2000. Subject to approval of the Plan by the shareholders of the Company at the annual shareholders meeting scheduled for August 8, 2000, the Plan shall become effective on January 1, 2001.

2.    DEFINITIONS

      As used in the Plan, the following definitions apply to the terms indicated below:

      (a) "Award" shall mean an Option granted pursuant to the terms of the Plan.

      (b) "Award Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.

      (c) "Board of Directors" shall mean the Board of Directors of the Company.

      (d) "Change in Control" shall mean a change in the beneficial ownership of the Company, the composition of the Board or the Company's business that occurs upon and as a result of:

                  (i) The acquisition by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

                  (ii) The individuals who at the beginning of any two-year period constituted the members of the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this Section 2(d)) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, ceasing for any reason to constitute at least a majority of the Board;

                  (iii) The shareholders of the Company approving and the
            Company consummating a merger or consolidation of the Company with any other entity, or the sale or other transfer of all or substantially all of the Company's assets to another entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires 50 percent or more of the combined voting power of the Company's then outstanding securities, or (C) a sale or other transfer to another entity of all or substantially all of the Company's assets if the shareholders of the Company immediately prior to the sale own immediately after the sale more than 50 percent of the combined voting power of the equity interests in the acquiror; or

                  (iv) The shareholders of the Company approving and the Company consummating a plan of complete liquidation of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (f)   "Committee" shall mean the Compensation Committee of the Board.

      (g) "Company" shall mean Skywest, Inc., a Utah corporation, or any successor corporation.

      (h) "Common Stock" shall mean the common stock, no par value, of the Company.

      (i)   "Director" shall mean any member of the Board of Directors.

      (j) "Disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

      (k)   "Effective Date" shall mean January 1, 2001.

      (l) "Employee" shall mean an employee (as determined by the Committee) of the Company or any Subsidiary.

      (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (n) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

      (o) "Exercise Date" shall mean the effective date as of which a Participant exercises an Award.

      (p) "Fair Market Value" of a share of Common Stock, as of a date of determination, shall mean the fair market value of a share of Common Stock, as determined by the Committee in good faith pursuant to the following rules:

                  (i) If the principal market for the Common Stock is a national securities exchange or the NASDAQ stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.

                  (ii) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Common Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

                  (iii) If the day is not a business day, and as a result,
            paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) above are otherwise inapplicable, then the Fair Market Value of the Common Stock shall be determined in good faith by the Committee.

      (q) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

      (r) "Non-Employee Director" shall mean a Director who is not also an employee of the Company or any Subsidiary of the Company.

      (s) "Non-Statutory Stock Option" or "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      (t) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

      (u) "Participant" shall mean an Employee of the Company or a Subsidiary of the Company to whom an Award is granted pursuant to the Plan, and, upon such individual's death, such individual's successors, heirs, executors and administrators, as the case may be.

      (v) "Plan" shall mean this 2001 Allshare Stock Option Plan, as amended from time to time.

      (w) "Predecessor Plan" shall mean the Allshare Incentive Stock Option Plan adopted by the Company in 1995.

      (x) "Subsidiary" shall mean a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3.    STOCK SUBJECT TO THE PLAN.

      (a)   Aggregate Limitation on Shares Available for Issuance.

            The maximum number of shares of Common Stock reserved for issuance pursuant to all Awards, including Incentive Stock Options, under the Plan shall be 2,000,000 shares (subject to adjustment as provided herein) plus any shares of Common Stock (not in excess of 311,250 shares) which are subject to options granted under the Predecessor Plan to the extent those Predecessor Plan options are forfeited, canceled or expire after December 31, 2000 without delivery of shares of Common Stock. The shares of Common Stock reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan.

      (b)   Aggregate Annual Limitation on Awards.

            The number of shares of Common Stock with respect to which Awards (including SARs denominated in shares but payable in cash) may be granted in any calendar year (may not exceed one percent of the Company's total issued and outstanding shares of Common Stock at the beginning of each calendar year (the "Annual One Percent Limit"), subject to adjustment as described below. To the extent that Awards granted with respect to shares of Common Stock in any calendar year beginning with 2001 are less than the Annual One Percent Limit for that calendar year, the unused portion of the Annual One Percent Limit (expressed in terms of percentage points, not number of shares) shall be carried forward and added to the Annual One Percent Limit for each succeeding calendar year until fully realized.

      (c)   Individual Annual Limitation.

            Subject to adjustment as provided herein, the total number of shares of Common Stock subject to Awards granted to any Participant during any calendar year shall not exceed 200,000 shares.

      (d)   Adjustment for Change in Capitalization.

            In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, including adjustment of the maximums specified in Sections 3(a) through 3(c) above, (ii) the number and kind of shares of Common Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

      (e)   Re-Use of Shares.

            The following shares of Common Stock shall again become available for delivery under the Plan: (i) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award for any reason whatsoever; (ii) any shares that are not delivered upon exercise or vesting of an Award because the shares are held back to pay the Exercise Price and/or withholding taxes due upon exercise or because the share-based Award is otherwise settled in cash; and (iii) in any case in which a Participant pays the Exercise Price of an Option and/or applicable withholding taxes by tendering shares of Common Stock (whether by actual delivery or by attestation), that number of shares covered by the Option being exercised that equal the number of shares so tendered.

4.    ADMINISTRATION OF THE PLAN.

      The Committee shall administer the Plan. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Committee may, in its absolute discretion, without amendment to the Plan (but subject to consent of the affected Participant if such act would result in adverse tax consequences under the Code), accelerate the date on which any Award becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment of any Award or otherwise adjust any of the terms of any Award.

      Except to the extent prohibited by applicable law, the Board may also allocate and delegate to any two or more directors, at least one of whom shall be a Non-Employee Director and a member of the Committee ("Subcommittee") the authority to grant Options to newly hired employees (other than to Executive Officers, "insiders" within the meaning of Section 16 of the Exchange Act and "covered employees" within the meaning of Section 162(m) of the Code) and to set the terms and conditions of such grants. The Board may revoke any such delegation at any time. All references in Sections 6, 7(b) and 7(c)(i), shall be deemed to include the Subcommittee to the extent the Board delegates Option granting authority to the Subcommittee.

No member of the Committee or Subcommittee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.    ELIGIBILITY.

      The persons who shall be eligible to receive Awards pursuant to the Plan shall be all Employees of the Company and its Subsidiaries.

6.    AWARDS UNDER THE PLAN; AWARD AGREEMENT.

      The Committee (or Subcommittee, if applicable) may grant Options in such amounts and upon such terms and conditions as it shall determine, subject to the provisions of the Plan. Unless otherwise established by the Committee or specified in the Award Agreement, each Award shall be deemed granted on the date it is approved by the Committee (or Subcommittee, if applicable).

      Each Award granted under the Plan shall be evidenced by an Award Agreement that shall contain the terms and conditions of the Award. By accepting an Award, a Participant thereby agrees that the Award and any shares of Common Stock that may be issued in connection with the Award shall be subject to all of the terms and provisions of the Plan and the Award Agreement.

7.    OPTIONS.

      (a)   Identification of Options.

            Each Option shall be identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

      (b)   Exercise Price.

            Each Award Agreement with respect to an Option shall set forth the amount (the "Exercise Price") payable by the grantee to the Company upon exercise of the Option. The Option Exercise Price per share shall be determined by the Committee (or Subcommittee, if applicable), and in no event shall be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

      (c)   Term and Exercise of Options.

                  (i) The Committee (or Subcommittee, if applicable) shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant.

                  (ii) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided, that no partial exercise of an Option shall be for an aggregate Exercise Price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                  (iii) An Option shall be exercised by delivering written
            notice (in the form attached to the Award Agreement or such other form as the Company prescribes) to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn in writing at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash, by certified check, bank cashier's check or wire transfer; provided, however, that if approved by the Committee on a case-by-case basis at the time of exercise payment also may be made by: (A) by tendering (through actual delivery or attestation) shares of Common Stock owned by the Participant with appropriate stock powers; (B) electing to have the Company retain shares of Common Stock which would otherwise be issued on the exercise of the Option; (C) irrevocably authorizing and directing a third party to sell shares of Common Stock acquired upon exercise of the Option and remit to the Company a sufficient amount of the proceeds to pay the Exercise Price and any applicable withholding tax; or (D) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the Exercise Date.

                  (iv) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the Exercise Date.

      (d)   Limitations on Incentive Stock Options.

                  (i) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other incentive stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                  (ii) No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns stock possessing more than 10 percent of the total voting power of the Common Stock of the Company unless: (A) the exercise price per share of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.




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

      (e)   Effect of Termination of Employment.

                  (i) Unless the applicable Award Agreement provides otherwise and except as provided by Section 7(f) with respect to a Change in Control, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate for any reason other than death or Disability, (A) Options granted to the Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination (or one year after the date of death, if death occurs within three months after the date of termination), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (ii) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

      (f)   Acceleration of Exercise Date Upon Change in Control.

                  (i) Except as provided in the applicable Award Agreement, upon the occurrence of a Change in Control described in Section 2(d) each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

                  (ii) In connection with a pending or completed Change in Control the Committee in its sole discretion may require that the Options be: (A) cashed out and terminated in exchange for a lump sum cash payment or shares of Common Stock having a value equal to the fair market value of the Options immediately preceding the Change in Control; and/or (B) converted into options in the acquiring entity having a fair market value immediately after the Change in Control equal to the fair market value of the Options immediately prior to the Change in Control. For this purpose, the fair market value of an Option shall equal the excess of the Fair Market Value of the underlying shares over the Exercise Price.


      (g)   Restrictions on Transferability.

            No Option may be transferred except by will or the laws of descent and distribution and is exercisable during the grantee's lifetime only by the grantee or his personal representative.



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

8.    RIGHTS AS A STOCKHOLDER.

      No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares except to the extent approved by the Committee and provided in the applicable Award Agreement. No adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.


9.    NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO AWARDS.

      Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to continuing as an employee of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

10.   SECURITIES LAW AND LISTING MATTERS.

      Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity on which the shares of Company Common Stock are listed or registered.

11.   WITHHOLDING TAXES.

      Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto as a condition to exercise. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a fair market value equal to the minimum amount of tax to be withheld, by tendering previously owned shares of Common Stock having a Fair Market Value equal to the minimum withholding tax due and/or by other means acceptable to the Committee on a case by case basis. Shares held back or tendered to pay withholding taxes shall be valued at their Fair Market Value on the date withheld or tendered. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.


12.   NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE
      CODE.

      Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company in writing of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten days of such disposition.

13.   AMENDMENT OR TERMINATION OF THE PLAN.

      The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award.

14.   TRANSFERS UPON DEATH; NONASSIGNABILITY.

      Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor, administrator or representative of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee is furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

      During a Participant's lifetime no Award shall be assignable or transferable, by operation of law or otherwise. Any transfer or assignment of an Award in violation of the preceding sentence shall be void and, if voluntary, shall cause the respective Award to immediately and automatically terminate. Without limiting the foregoing, in the event an order by any court, arbitrator or other tribunal in any domestic proceeding shall purport to transfer any Award, such Award shall immediately and automatically terminate.

15.   EXPENSES AND RECEIPTS.

      The Company shall pay the expenses of the Plan. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

16.   FAILURE TO COMPLY.

      In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

17.   RELATION TO BENEFIT PLANS.

      Options will not be considered as compensation for the purpose of any other benefit plans maintained by the Company except as expressly provided in the documents evidencing such plans.

18.   APPLICABLE LAW.




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      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Utah, without reference to the principles of conflicts of law.

19.   PARTICIPANT RIGHTS.

      No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him for such shares or any non-contractual rights. Neither the Company nor its subsidiaries, officers, directors or agents shall have any responsibility, duty or obligation with respect to any Award (including without limitation, any fiduciary or equitable duty) other than those contractual obligations set forth in this Plan and the applicable Award Agreement. No person connected with the Plan warrants or guarantees the federal, state and local income, estate and gift tax consequences of Awards to Participants.

20.   UNFUNDED STATUS OF AWARDS.

      The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.   NO FRACTIONAL SHARES.

      No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.   BENEFICIARY.

      A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

23.   INTERPRETATION.

      The Plan is designed and intended to comply with 422 of the Code, and all provisions hereof shall be construed in a manner to so comply.



      IN TESTIMONY WHEREOF, the Company has caused this Plan document to be executed by its duly authorized officer this ______ day of _____, 2000.


                                           SKYWEST, INC.





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                                           By: ________________________________

                                           Its: _______________________________

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